EXHIBIT 32.2

     UNITED-GUARDIAN, INC.

 CERTIFICATION OF CHIEF FINANCIAL OFFICER

     PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

     I, Robert S. Rubinger, Chief Financial Officer of United-Guardian, Inc., hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of United-Guardian, Inc. on Form 10-K for the fiscal year ended December 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that information contained in this Form 10-KSB fairly presents in all material respects the financial condition and results of operations of United-Guardian, Inc.

Date: March 20, 2008                                            By: /s/ Robert S. Rubinger
                                                                    Robert S. Rubinger